EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sunland Entertainment Co., Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Amendment No. 2 to the Annual Report of the Company on Form 10-KSB/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

(1) the 10-KSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  August 1, 2003                      /s/ David Weiner
                                          ------------------------------
                                             Co-President






Date:  August 1, 2003                      /s/ Gary Freeman
                                          ------------------------------
                                             Gary Freeman
                                             Chief Financial Officer and
                                             Corporate Secretary